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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

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                     DATE OF REPORT: JULY 10, 1996

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                   HUNTINGTON BANCSHARES INCORPORATED
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   MARYLAND                        0-2525                       31-0724920
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(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           Huntington Center
                          41 South High Street
                          Columbus, Ohio 43287
                             (614) 480-8300
           (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                  INCLUDING AREA CODE OF REGISTRANT'S
                      PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On July 10, 1996, Huntington Bancshares Incorporated issued a news release announcing its earnings for the second quarter ended June 30, 1996. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated July 10, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HUNTINGTON BANCSHARES INCORPORATED

Date:    July 12, 1996              By:      /s/ JOHN D. VAN FLEET
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                                            John D. Van Fleet
                                            Senior Vice President and
                                            Corporate Controller